SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 14, 2005

(Date of earliest event reported)

COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Nevada	0-51044	01-0668846

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 S. 4TH Street, Suite 215, Las Vegas, Nevada	89101

(Address of principal executive offices)	(Zip Code)

(702) 878-0700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

     Community Bancorp (“Registrant”) is furnishing its slide presentation of June 14, 2005, which will be utilized in presentations to investors. The slide presentation is furnished (not filed) as Exhibit 99.1 to this Current Report.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number	Description
99.1	Community Bancorp slide presentation of June 14, 2005 (furnished pursuant to Regulation FD)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY BANCORP
By:	/s/ Edward M. Jamison
Edward M. Jamison
President and Chief Executive Officer

Date: June 14, 2005